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                                                                    EXHIBIT 99.3

                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of September 29, 1999, is entered into by and between SUN COMMUNITIES, INC., a Maryland corporation (the "COMPANY"), and BELCREST REALTY CORPORATION, a Delaware corporation ("BELCREST") and BELAIR REAL ESTATE CORPORATION, a Delaware corporation ("BELAIR"; and together with Belcrest, the "CONTRIBUTORS").

                                    RECITALS

         WHEREAS, in connection with the offering of 3,000,000 9.125% Series A Cumulative Redeemable Preferred Units (the "SERIES A PREFERRED UNITS") of Sun Communities Operating Limited Partnership, a Michigan limited partnership (the "OPERATING PARTNERSHIP"), Contributors contributed to the Operating Partnership $50,000,000 in return for the Series A Preferred Units on terms and conditions set forth in the Contribution Agreement, dated as of the date hereof, by and among Belair, Belcrest, the Company and the Operating Partnership (the "CONTRIBUTION AGREEMENT");

         WHEREAS, the Contributors will receive the Series A Preferred Units in exchange for cash contributed to the Operating Partnership;

         WHEREAS, pursuant to that certain Second Amended and Restated Limited Partnership Agreement of the Operating Partnership, dated as of April 30, 1996, as amended by (i) those certain amendments numbered one through one hundred two, and (ii) that certain One Hundred Third Amendment to the Second Amended and Restated Limited Partnership Agreement of the Operating Partnership, dated as of the date hereof, and as further amended from time to time (collectively, as amended, the "AGREEMENT OF LIMITED PARTNERSHIP"), the Series A Preferred Units owned by the Contributors or their successors and assigns will be redeemable for cash or exchangeable for shares of the Company's 9.125% Series A Cumulative Redeemable Preferred Stock (the "PREFERRED STOCK") upon the terms and subject to the conditions contained therein; and

         WHEREAS, in order to induce the Contributors to enter into the Contribution Agreement, the Company has agreed to enter into this Agreement and to provide registration rights set forth herein to the Contributors and any subsequent holder or holders of the Series A Preferred Units and Registrable Securities (as hereinafter defined).

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:





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         1.       DEFINITIONS.

         As used in this Agreement, the following capitalized defined terms shall have the following meanings:

                  "AFFILIATE" shall mean, when used with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified.

                  "AGREEMENT" shall have the meaning set forth in the preamble.

                  "AGREEMENT OF LIMITED PARTNERSHIP" shall have the meaning set forth therefor in the Recitals.

                  "BELAIR" shall have the meaning set forth in the preamble.

                  "BELCREST" shall have the meaning set forth in the preamble.

                  "CLOSING DATE" shall mean the date of closing of the Operating Partnership's sale of Series A Preferred Units to the Contributors.

                  "COMPANY" shall have the meaning set forth in the preamble and shall also include the Company's successors or other parties who succeed to the Company's obligations hereunder.

                  "CONTRIBUTION AGREEMENT" shall have the meaning set forth in the preamble.

                  "CONTRIBUTORS" shall have the meaning set forth in the preamble and shall include their successors and permitted assigns.

                  "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and any successor statute thereto, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the relevant time.

                  "HOLDER" shall mean (i) any Contributor or (ii) any Person holding Registrable Securities as a result of a transfer or assignment of Registrable Securities to that Person other than pursuant to an effective Registration Statement or Rule 144 under the Securities Act, in each case where securities sold in such transaction may be resold in a public distribution without subsequent registration under the Securities Act, and together the Persons described in clauses (i) and
         (ii) hereof shall be "HOLDERS".

                  "INDEMNIFIED PARTY" shall have the meaning set forth in
         SECTION 7(C) hereof.



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                  "INDEMNIFYING PARTY" shall have the meaning set forth in
         SECTION 7(C) hereof.

                  "OPERATING PARTNERSHIP" shall have the meaning set forth therefor in the Recitals.

                  "PERSON" shall mean an individual, partnership, corporation, trust, or unincorporated organization, or government or agency or political subdivision thereof.

                  "PIGGYBACK REGISTRATION" shall have the meaning set forth in
         SECTION 2(C) hereof.

                  "PREFERRED STOCK" shall have the meaning set forth therefor in the Recitals.

                  "PRIMARY REGISTRATION" shall have the meaning set forth in
         SECTION 2(C) hereof.

                  "PROSPECTUS" shall mean the prospectus included in a Registration Statement, including any preliminary Prospectus, and any such Prospectus as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and by all other amendments and supplements to such Prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

                  "REGISTERING HOLDERS" shall have the meaning set forth in
         SECTION 2(B) hereof.

                  "REGISTRABLE SECURITIES" shall mean (i) the shares of Preferred Stock issued by the Company to the holders of the Series A Preferred Units in exchange for the Series A Preferred Units and (ii) any securities issued or issuable with respect to the Preferred Stock issued in exchange for the Series A Preferred Units by way of a stock split or stock dividend or in connection with a combination of shares recapitalization, merger, consolidation or other reorganization; provided, however, that the securities listed above shall cease to be Registrable Securities to the extent that (i) a Registration Statement with respect to such securities shall have been declared effective under the Securities Act and remains effective as provided herein, (ii) such securities are eligible for resale in a public distribution pursuant to Rule 144 without holding periods or volume limitations
         (iii) such securities have been disposed of pursuant to such Registration Statement, or (iv) such shares have been otherwise transferred pursuant to an applicable exemption under the Securities Act, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and such securities shall be freely transferable to the public in a transaction that would constitute a sale thereof without registration under the Securities Act.

                  "REGISTRATION EXPENSES" shall mean any and all expenses incident to the Company's performance of or compliance with this Agreement, including without limitation: (i) all SEC, stock exchange or National Association of Securities Dealers, Inc.


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         ("NASD") registration, listing and filing fees, (ii) all reasonable fees and expenses incurred in connection with compliance with federal or state securities or blue sky laws (including reasonable fees and disbursements of counsel for any Underwriters and one counsel (reasonably acceptable to Company) to the Holders in connection with state or federal securities law compliance and blue sky qualification of any of the Registrable Securities and the preparation of a "blue sky" memorandum and compliance with the rules of the NASD), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, duplicating, printing, delivering and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements, certificates and other documents relating to the performance of and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing of any of the Registrable Securities on any securities exchange or the Nasdaq National Market pursuant to SECTION 4(K) hereof, (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company (including, without limitation, the expenses of any annual or special audit and comfort letters required by the Underwriters), but excluding underwriting discounts and commission and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder; (vi) Securities Act liability insurance, if the Company so desires; and (vii) fees and expenses of other Persons reasonably necessary in connection with the registration, including any experts, transfer agent or registrar, retained by the Company.

                  "REGISTRATION REQUEST" shall have the meaning set forth in
         SECTION 2(B) hereof.

                  "REGISTRATION STATEMENT" shall mean a Registration Statement of the Company which covers all of the Registrable Securities on an appropriate form under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "RULE 144" shall mean Rule 144 promulgated under the Securities Act, as such rule may be amended from time to time, or any similar or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith.

                  "SEC" shall mean the Securities and Exchange Commission or any successor federal agency.

                  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and any successor statute thereto, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the relevant time.

                  "SERIES A PREFERRED UNITS" shall have the meaning therefor set forth in the



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         Recitals.

                  "UNDERWRITER" means a securities dealer who purchases any Registrable Securities as principal and not as part of such dealer's market-making activities.

                  "UNDERWRITTEN OFFERING" shall mean a sale of securities of the Company to an underwriter or underwriters for reoffering to the public.

         2.       REGISTRATION UNDER THE SECURITIES ACT.

         (A) FILING OF SHELF REGISTRATION STATEMENT. The Company shall file within sixty (60) days after all Series A Preferred Units shall be exchanged for Preferred Stock, a "shelf" Registration Statement providing for the sale of all of the Registrable Securities of the Holder. The Company shall use its best efforts to cause such shelf Registration Statement to be declared effective by the SEC within one hundred and twenty (120) days thereafter. The Company agrees to use its best efforts to keep the shelf Registration Statement continuously effective until the earliest of (A) 24 months following the effective date of the Registration Statement, (B) such time as all of the Registrable Securities have been sold pursuant to the Registration Statement or Rule 144, and (C) the date on which the Registrable Securities may be sold without holding periods or volume restrictions in accordance with Rule 144. Any offering pursuant to a shelf registration provided for in this SECTION 2(A) may, at the election of the Holders of a majority of the Registrable Securities, be an Underwritten Offering.

         (B)      DEMAND REGISTRATION.

                  (i) At any time during which a shelf Registration Statement is not effective with respect to the Registrable Securities, upon receipt of a written request (a "REGISTRATION REQUEST"), which shall include a description of such Holders' proposed method of distribution (which method may, at the election of the Holders of a majority of the Registrable Securities, also include an Underwritten Offering by a nationally recognized Underwriter selected by the Company and reasonably acceptable to the Registering Holders) from Holders holding Registrable Securities having an aggregate expected offering price of at least $25,000,000 (or, all remaining Registrable Securities if all such remaining Registrable Securities shall have an aggregate expected offering price of less than $25,000,000), the Company shall (i) promptly give notice of the Registration Request to all non-requesting Holders and (ii) prepare and file with the SEC, within sixty (60) days after receipt of such Registration Request, a Registration Statement for the sale of all Registrable Securities held by the requesting Holders and any other Holder who makes a written request of the Company to have her or his Registrable Securities included in such Registration Statement, which such written request must be received by the Company within ten (10) days after such Holder receives the Registration Request (all of such Holders, collectively, the "REGISTERING HOLDERS"). Upon receipt of such written request, the Company shall use its best efforts to cause such Registration Statement to be


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         declared effective within one hundred twenty (120) days after receipt of a Registration Request. The Company shall keep such Registration Statement continuously effective until the earlier of either: (i) the date on which all Registrable Securities have been sold pursuant to such Registration Statement or Rule 144 or (ii) two (2) years from the effective date of the Registration Statement.

                  (ii) The Company shall not be required to effect more than three registrations pursuant to this SECTION 2(B).

                 (iii) If any of the Registrable Securities registered pursuant to a Registration Statement filed under this SECTION 2(B) are to be sold in an Underwritten Offering, and the lead managing Underwriter advises the Registering Holders in writing that in its opinion the total number or dollar amount of Registrable Securities proposed to be sold in such offering is such as to materially and adversely affect the success of such offering, then the Company will include in such registration, first, the Registrable Securities of the Registering Holders and, second, any securities to be sold for the account of the Company and for the account of other security holders of the Company who have contractual rights to participate in such registration (the "OTHER HOLDERS") electing to include (but not being entitled to demand inclusion of) securities in such registration (it being understood that such lead managing Underwriter shall have the right to eliminate entirely the participation in such registration of the Company and such Other Holders).

                  (iv) The Company shall be entitled to postpone, for a reasonable period of time not in excess of ninety (90) days, the filing of a Registration Statement of the Company, if it determines, in the good faith exercise of its reasonable business judgement, that such registration and offering could materially adversely affect the bona fide financing plans of the Company or would require the disclosure of information, the premature disclosure of which could materially adversely affect the Company or any transaction under consideration by the Company; provided, however, that the Company shall not be entitled to such postponement more than once in any 360-day period.

         (C)      PIGGYBACK REGISTRATION RIGHTS.

                  (i) If the Company proposes to file a Registration Statement under the Securities Act with respect to an offering by the Company for its own account (a "PRIMARY REGISTRATION") or for the account of any of its respective security holders (other than a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the SEC) or filed in connection with an exchange offer or offering of securities solely to the Company's existing security holders)(a "SECONDARY REGISTRATION") and a Registration Statement is not otherwise effective with respect to the Preferred Stock issuable upon exchange of the Series A Preferred Units, then the Company shall promptly give written notice of such proposed filing to the Holders of Registrable Securities and such notice shall offer such Holders the opportunity to register


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         such number of shares of Registrable Securities as each such Holder may request (a "PIGGYBACK REGISTRATION"). The Company shall use its all commercially reasonable efforts to cause the managing Underwriter or Underwriters of a proposed Underwritten Offering to permit the Registrable Securities requested to be included in a Piggyback Registration to be included on the same terms and conditions as any similar securities of the Company included therein.

                 (ii) Any Holder requesting inclusion of Registrable Securities pursuant to this SECTION 2(C) may, prior to the effective date of the Registration Statement relating to such registration, revoke such request by delivering written notice of such revocation to the Company and the managing Underwriter, if any, at least two (2) business days prior to the effective date of the registration; provided, however, that if the Company, in consultation with its financial and legal advisors, determines that such revocation would materially delay the registration or otherwise require a recirculation of the Prospectus contained in the Registration Statement, then such Holder shall have no such right to revoke its request. If the withdrawal of any Registrable Securities would allow, within the marketing limitations set forth above, the inclusion in the underwriting of a greater number of shares of Registrable Securities, then, to the extent practicable and without delaying the underwriting, the Company shall offer to the Holders an opportunity to include additional shares of Registrable Securities, which additional Registrable Securities shall be included in such registration pro rata among the holders of Registrable Securities requesting such registration and the holders of such other securities on the basis of the number of securities requested for inclusion in such registration by each such holder. Any Registrable Securities excluded or withdrawn from such underwriting shall also be withdrawn from registration and shall not be transferred in a public distribution prior to ninety (90) days after the effective date of the Registration Statement relating thereto, or such shorter period of time as the managing Underwriter may require.

                 (iii) The Company shall have the right to terminate or withdraw any registration initiated by it under this SECTION 2(C) prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

         (D) REDUCTION IN AMOUNT OF SECURITIES. Notwithstanding anything contained herein, if the managing Underwriter or Underwriters of an offering described in this SECTION 2 are of the opinion that (i) the size of the offering that the Holders, the Company and/or such other Persons intend to make, or (ii) the kind of the securities that the Holders, the Company and/or any other persons or entities intend to include in such offering are such that the success of the offering would be materially and adversely affected by inclusion of the Registrable Securities requested to be included, then (A) if the size of the offering is the basis of such Underwriter's opinion, the amount of securities to be offered for the accounts of Holders shall be reduced pro-rata (on the basis of the Registrable Securities proposed for registration) to the extent necessary to reduce the total amount of securities to be included in such offering to the amount


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recommended by such managing Underwriter or Underwriters; provided that if securities are being offered for the account of other Persons as well as the Company, then (1) in the case of a Primary Registration, the reduction in the amount of securities requested to be offered shall be made first pro-rata among securities offered for the accounts of Holders and such other Persons, and (2) in the case of a Secondary Registration, the reduction in the amount of such securities requested to be offered shall be made in accordance with the terms of the registration rights agreement pursuant to which such Secondary Registration is made, provided that if any such registration rights agreement is silent with respect to reductions in shares being registered thereunder, then with respect to the Registrable Securities intended to be offered by Holders, the proportion by which the amount of such class of securities intended to be offered by Holders is reduced shall not exceed the proportion by which the amount of such class of securities intended to be offered by such other Persons is reduced, and
(B) if the combination of securities to be offered is the basis of such Underwriter's opinion, (x) the Registrable Securities to be included in such offering shall be reduced as described in clause (A) above, or (y) if the actions described in clause (x) would, in the judgment of the managing Underwriter, be insufficient to substantially eliminate the adverse effect that inclusion of the Registrable Securities requested to be included would have on such offering, such Registrable Securities will be excluded from such offering.

         (E) EXPENSES. The Company shall pay all Registration Expenses in connection with any registration undertaken pursuant to SECTIONS 2(A), 2(B) and 2(C) hereof. The Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to the Registration Statement.

         3.       HOLD-BACK AGREEMENT.

         Each Holder of Registrable Securities shall not effect any public sale or distribution of securities of the Company of the same or similar class or classes of the securities included in the Registration Statement or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 or Rule 144A under the Securities Act, during such periods as reasonably requested by the Underwriter in an underwritten public offering by the Company; provided that no Holder shall be so obligated under this SECTION 3 in the event that any such period requested by the Underwriter is longer than one hundred (100) days or occurs more than once in any twelve (12) month period.

         4.       REGISTRATION PROCEDURES.

         In connection with the obligations of the Company with respect to a Registration Statement pursuant to SECTIONS 2(A), 2(B) and 2(C) hereof, the Company shall use its best efforts to effect or cause to be effected the registration of the Registrable Securities under the Securities Act to permit the sale of such Registrable Securities by the Holder in accordance with its intended method or methods of distribution, and the Company shall:

         (A) prepare and file with the SEC, as specified in SECTION 2 hereof, a Registration

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Statement, which Registration Statement shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, and use its best efforts to cause such Registration Statement to become effective and remain effective in accordance with SECTION 2 hereof;

         (B) subject to SECTION 4(J) hereof, prepare and file with the SEC such amendments and post-effective amendments to each such Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period; cause each such Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 or any similar rule that may be adopted under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by each Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the selling Holder thereof;

         (C) furnish to the Holder of Registrable Securities without charge, as many copies of each Prospectus, including each summary prospectus or preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities; the Company consents to the use of any such Prospectus, including each preliminary Prospectus, by the Holder of Registrable Securities, if any, in connection with the offering and sale of the Registrable Securities covered by any such Prospectus;

         (D) use its best efforts to register or qualify, or obtain exemption from registration or qualification for, all Registrable Securities by the time the applicable Registration Statement is declared effective by the SEC under all applicable state securities or "blue sky" laws of such jurisdictions as the Holder of Registrable Securities covered by a Registration Statement shall reasonably request in writing, keep each such registration or qualification or exemption effective during the period such Registration Statement is required to be kept effective and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this SECTION 4(D), (ii) subject itself to taxation in any such jurisdiction, or (iii) submit to the general service of process in any such jurisdiction;

         (E) notify the Holder of Registrable Securities promptly and, if requested by such Holder, confirm such advice in writing (i) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, and (iii) of the happening of any event during the period a Registration Statement is effective as a result of which such Registration Statement or the related Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or


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necessary to make the statements therein not misleading, and (iv) of the
Company's receipt of any notification of the suspension of the qualification of any Registrable Securities covered by a Registration Statement for sale in any jurisdiction; in the event the Company shall give notice as to the occurrence of any event described SECTIONS 4(E)(II), 4(E)(III) or 4(E)(IV) hereof, the Company shall extend the period during which such Registration Statement shall be maintained effective by the number of days during the period from and including the date of the giving of such notice to the date the Company delivers notice that disposition may be made;

         (F) furnish to the Holder of Registrable Securities copies of any request by the SEC or any state securities authority of amendments or supplements to a Registration Statement and Prospectus or for additional information;

         (G) make all commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment;

         (H) provide to the Holders, at no cost to such Holders, a copy of the Registration Statement and any amendment thereto with respect to Registrable Securities, each Prospectus contained in such Registration Statement or post-effective amendment and any amendment or supplement thereto and such other documents as such Holders may reasonably request in order to facilitate the disposition of their Registrable Securities covered by such Registration Statement; the Company consents to the use of each such Prospectus and any supplement thereto by such Holders in connection with the offering and sale of their Registrable Securities covered by such Registration Statement or any amendment thereto;

         (I) upon the occurrence of any event contemplated by SECTION 4(E)(III) hereof, promptly notify all Holders of the Registrable Securities affected by such event of such event and prepare and provide to such Holders a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference and file any required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

         (J) make available for inspection by representatives of the Holder of the Registrable Securities and any Underwriters participating in any disposition pursuant to a Registration Statement and any special counsel or accountant retained by such Holders or Underwriters, all financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to exercise their due diligence responsibility and cause the respective officers, directors and employees of the Company to supply all information reasonably requested by any such representative, Underwriter, special counsel or accountant in connection with a Registration Statement; provided, however, that such records, documents or information which the Company determines, in good faith, to be confidential and notifies such representatives, Underwriter's special counsel or accountants are confidential shall not be


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disclosed by the representatives, Underwriter's special counsel or accountants unless (i) the disclosure of such records, documents or information is necessary to avoid or correct a misstatement or omission in a Registration Statement, (ii) the release of such records, documents or information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (iii) such records, documents or information have been generally made available to the public. Each Holder agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company or its Affiliates or otherwise disclosed by it unless and until such is made generally available to the public;

         (K) use its best efforts (including, without limitation, seeking to cure any deficiencies (within the Company's control) cited by such exchange or market in the Company's listing application) to list all Registrable Securities on The New York Stock Exchange (unless the Company qualifies and chooses to list all Registrable Securities on the American Stock Exchange or The Nasdaq National Market, in which event the Company shall use its best efforts to list all Registrable Securities on the American Stock Exchange or The Nasdaq National Market);

         (L) use its best efforts to obtain a CUSIP number for all Registrable Securities, not later than the effective date of the Registration Statement;

         (M) use best efforts to comply with the Securities Act and the Exchange Act in connection with the offer and sale of the Registrable Securities to be sold pursuant to a Registration Statement, and, make available to its security holders, as soon as reasonably practicable, an earnings statement covering at least twelve (12) months which shall satisfy the provisions of
Section 11(a) of the Securities Act and Rule 158 thereunder;

         (N) provide and cause to be maintained a transfer agent for all Registrable Securities covered by such Registration Statement from and after a date not later than the effective date of such Registration Statement;

         (O) cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing their Registrable Securities to be sold pursuant to a Registration Statement and not bearing any Securities Act legend; and enable certificates for such Registrable Securities be issued for such numbers of shares and registered in such names as such Holders may reasonably request at least two (2) business days prior to any sale of their Registrable Securities;

         (P) enter into customary agreements (including an underwriting agreement or securities sales agreement, if any, in customary form) containing such representations and warranties to the Holders of such Registrable Securities and the Underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in similar underwritten offerings as may be reasonably requested by them and take such other actions as are reasonably


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



required in order to expedite or facilitate the disposition of such Registrable Securities; and

         (Q) furnish to each registering Holder of Registrable Securities and to each Underwriter, if any, a signed counterpart, addressed to such registering Holder of Registrable Securities or Underwriter, of (i) an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company's independent public accountants (to the extent permitted by the standards of the American Institute of Certified Public Accountants), each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the Holders of a majority of the Registrable Securities included in such offering or the managing Underwriter or Underwriters therefor reasonably request.

         The Company may require, as a condition precedent to the obligations of the Company under this Agreement, each registering Holder of Registrable Securities to promptly furnish in writing to the Company such information regarding such Holder, the Registrable Securities held by it and the intended method of distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration.

         The Holders agree that, upon receipt of any notice from the Company of the happening of any event of the kind described in SECTION 4(E)(III) hereof, such Holder will immediately discontinue disposition of Registrable Securities pursuant to a Registration Statement until such Holders' receipt of the copies of the supplemented or amended Prospectus, and if so directed by the Company, such Holders will deliver to the Company (at the expense of the Company) all copies in its possession, other than permanent file copies then in such Holders' possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. Each Holder of Registrable Securities shall promptly notify the Company at any time when a Prospectus relating to the registration of such Registrable Securities is required to be delivered under the Securities Act of the happening of an event as a result of which information previously furnished by such Holder to the Company in writing for inclusion in such Prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

         5.       BLACK-OUT PERIOD.

         (A) Notwithstanding anything in SECTION 2(B)(IV) above to the contrary, if (1) the Company determines in its good faith judgment that the filing of a Registration Statement under SECTION 2 hereof or the use of any related Prospectus would require the disclosure of non-public material information that the Company has a bona fide business purpose for preserving as confidential or the disclosure of which would impede the Company's ability to consummate a material transaction, and that the Company is not otherwise required by applicable securities laws or regulations to disclose, or (2) all reports required to be filed by the Company pursuant to the Exchange Act have not been filed by the required date without regard to any extension, or if the consummation of any business combination by the Company has occurred or is probable for purposes of Rule 3-05 or Article 11 of Regulation S-X under the Act; then in either event and upon written notice of such by the Company, the rights of the Holders to offer, sell or distribute any Registrable Securities pursuant to the Registration Statement (shelf or otherwise, as appropriate) or to require the Company to take action with respect to the registration or sale of any Registrable Securities pursuant to the Registration Statement (shelf or otherwise, as appropriate) shall be suspended until the earlier of (i) the date upon which the Company notifies the Holders in writing that suspension of such rights for the grounds set forth in this Section 5 is no longer necessary, and (ii) one hundred twenty (120) days. The Company shall give such notice as promptly as practicable following the date that such suspension of rights is no longer necessary and the period of time for which the Company shall be obligated to keep the Registration Statement effective under SECTION 2 shall be extended by one day for each day of such suspension period.

         (B) In the case of an event which causes the Company to suspend the effectiveness of a Registration Statement (a "SUSPENSION EVENT"), the Company may give notice (a "SUSPENSION NOTICE") to the Holder to suspend sales of the Registrable Shares so that the Company may correct or update the Registration Statement (or such filings); provided, however, that such suspension shall continue only for so long as the Suspension Event or its effect is continuing. The Holder agrees that it will not effect any sales of the Registrable Shares pursuant to such Registration Statement (or such filings) at any time after it has received a Suspension Notice from the Company. If so directed by the Company, Holder will deliver to the Company all copies of the Prospectus covering the Registrable Shares held by them at the time of receipt of the Suspension Notice. The Holder may recommence effecting sales of the Registrable Shares pursuant to the Registration Statement (or such filings) following further notice to such effect (an "END OF SUSPENSION NOTICE") from the Company, which End of Suspension Notice shall be given by the Company promptly following the conclusion of any Suspension Event and the effectiveness of any required amendment or supplement to the Registration Statement.

         (C) Notwithstanding the provisions of SECTIONS 5(A) and 5(B) to the contrary no Suspension Notice may be given more than once in any twelve (12) month period. Moreover, notwithstanding SECTIONS 2(A), 2(B) and 2(C) hereof, if the Company shall give a Suspension Notice pursuant to this SECTION 5, the Company agrees that it shall extend the period during which the Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from the date of the giving of the Suspension Notice to and including the date when the Holders shall have received the End of Suspension Notice and copies of the supplemented or amended Prospectus necessary to resume sales.

         6.       RULE 144 AND RULE 144A.

         For so long as the Company is subject to the reporting requirements of
Section 13 or 15 of the Exchange Act, the Company covenants that it will timely file the reports required to be filed by it under the Securities Act and Section 13(a) or 15(d) of the Exchange Act and the rules and regulations adopted by the SEC thereunder and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder of Registrable Securities, make publicly available other information so long as necessary to permit sales pursuant to Rule 144 under the Securities Act. The Company also covenants that it will provide the information required pursuant to Rule 144A(d)(4) under the Securities Act upon the request of any Holder of Registrable Securities and it will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time, to enable such Holder to sell its Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, (b) Rules 144A under the Securities Act, as such Rule may be amended from time to time, or (c) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

         7.       INDEMNIFICATION.

         (A) The Company will indemnify each Holder, each such Holder's officers and directors, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages, liabilities and expenses (including reasonable legal expenses), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement or prospectus relating to such Holders' Registrable Securities, or any amendment or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not indemnify and will not be liable to any Holder in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in conformity with and in reliance upon information furnished in writing to the Company by such Holder or by an Underwriter for inclusion therein.

         (B) Each Holder will indemnify the Company, each of its officers and directors, each underwriter, if any, of the Company's securities covered by such Registration Statement, and each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, against all claims, losses, damages, liabilities and expenses (including reasonable legal fees and expenses) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement or prospectus, or any amendment or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement or prospectus, in reliance upon and in conformity with information furnished in writing to the Company by such Holder for inclusion therein.

         (C) Each party entitled to indemnification under this SECTION 7 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought. However, the failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which it may have to the Indemnified Party pursuant to the provisions of this SECTION 7, except to the extent of the actual damages suffered by such delay in notification. The Indemnifying Party shall assume the defense of such action. including the employment of counsel, which shall be chosen by the Indemnifying Party and shall be reasonably satisfactory to the Indemnified Party, and payment of expenses in connection with such defense. The Indemnified Party shall have the right to employ its own counsel in any such case, but the legal fees and expenses of such counsel shall be at the expense of the Indemnified Party unless (i) the employment of such counsel shall have been authorized in writing by the Indemnifying Party, (ii) the Indemnifying Party shall not have assumed the defense of such action within a reasonable period of time, or (iii) the Indemnified Party shall have been reasonably advised by its counsel that there may be defenses available to it or them which are different from or additional to those available to Indemnifying Party (in which case the Indemnifying Party shall not have the right to direct the defense of such action on behalf of the Indemnified Party), in any of which events such fees and expenses shall be borne by the Indemnifying Party. No Indemnifying Party in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to each such Indemnified Party of a release from all liability in respect to such claim or litigation.

         (D) If the indemnification provided for in this SECTION 7 is unavailable to a party that would have been an Indemnified Party under this
SECTION 7, then each party that would have been an Indemnifying Party hereunder shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such claims, losses, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and such Indemnified Party on the other in connection with the statement or omission which resulted in such claims, losses, damages, liabilities and expenses, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact related to information supplied by the Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this SECTION 7 were determined by pro rata allocation or by any other method of allocation that fails to take account of the equitable considerations referred to above in this SECTION 7(D). For purposes of this
SECTION 7(D), each person, if any, who controls the Holder within the meaning of
Section 15 of the Securities Act shall have the same rights to contribution as the Holder and each trust manager of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.

         (E) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (F) In no event shall any Holder be liable for any claims, losses, damages, liabilities or expenses pursuant to this SECTION 7 in excess of the net proceeds to such Holder for the sale of such Holder's Registrable Securities pursuant to a registration.

         8.       MISCELLANEOUS.

         (A) NO INCONSISTENT AGREEMENT. The Company has not entered into nor will the Company on or after the date of this Agreement enter into any agreement which is inconsistent with the rights granted to the Holder of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holder do not in any way conflict with and are not inconsistent with the rights granted to the holder of the Company's other issued and outstanding securities under any such agreements.

         (B) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Company and Holders holding at least a majority of the total then outstanding (i) Registrable Securities and
(ii) Series A Preferred Units not theretofore exchanged for Preferred Stock.

         (C) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, facsimile, or any courier guaranteeing overnight delivery (i) if to the Contributors, at the address or facsimile number set forth below its signature hereon, and thereafter at such other address or facsimile number, notice of which is given in accordance with the provisions of this SECTION 8(C), (ii) if to an assignee or transferee of the Contributors, to such address or facsimile number such assignee or transferee shall have provided to the Company, and (iii) if to the Company, at 31700 Middlebelt Road, Suite 145, Farmington Hills, Michigan 48334, facsimile number (248) 932- 3072, and thereafter at such other address or facsimile number, notice of which is given in accordance with the provisions of this SECTION 8(C), with a copy to JAFFE, RAITT, HEUER & WEISS, Attention: Arthur A. Weiss, Esq., Suite 2400, One Woodward Avenue, Detroit, Michigan 48226, facsimile number (313) 961-8358. All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five (5) business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if faxed; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

         (D) SUCCESSORS. The rights and obligations of any Holder hereunder may only be assigned to any other Holder or to any assignee of the Series A Preferred Units permitted under the Agreement of Limited Partnership. This Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of the Company and the Holder.

         (E) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (F) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (G) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF MICHIGAN, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PROVISIONS THEREOF. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF MARYLAND IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

         (H) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         (I) SPECIFIC PERFORMANCE. The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement to accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction.

         (J) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof.

         (K) ATTORNEYS' FEES. If the Company or any Holder brings an action to enforce its rights under this Agreement, the prevailing party in the action shall be entitled to recover its costs and expenses, including without limitation, reasonable attorneys' fees, incurred in connection with such action, including any appeal of such action.

         (L) AUTHORITY; BINDING EFFECT. Each party hereto represents and warrants that it has the full legal right, power and authority to execute this Agreement, that this Agreement has been duly authorized, executed and delivered on behalf of such party and constitutes a valid and binding agreement of such party enforceable in accordance with its terms.

         (M) LIMITATION ON PARTICIPATION IN UNDERWRITTEN PARTICIPATION. No Person may participate in any underwritten registration hereunder unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements, and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents in customary form and reasonably required under the terms of such underwriting arrangements and the registration rights provided for in SECTION 2.












                        (SIGNATURES APPEAR ON NEXT PAGE)

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                          SUN COMMUNITIES, INC.


                          By: /s/ Jeffrey P. Jorissen
                             --------------------------------------------------
                                   Name: Jeffrey P. Jorissen
                                   Title: Chief Financial Officer


                          BELCREST REALTY CORPORATION


                          By: /s/ William R. Cross
                             --------------------------------------------------
                                   Name: William R. Cross
                                   Title: Vice President
                          Address:        c/o Eaton Vance Management
                                          The Eaton Vance Building
                                          255 State Street
                                          Boston, Massachusetts 02109
                                          Attention: Alan Dynner
                          Facsimile:      (617) 388-8054


                          BELAIR REAL ESTATE CORPORATION


                          By: /s/ William R. Cross
                             --------------------------------------------------
                                   Name: William R. Cross
                                   Title: Vice President
                          Address:        c/o Eaton Vance Management
                                          The Eaton Vance Building
                                          255 State Street
                                          Boston, Massachusetts 02109
                                          Attention: Alan Dynner
                          Facsimile:      (617) 388-8054